UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2015

VITAMIN SHOPPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 Harmon Meadow Blvd.

Secaucus, New Jersey 07094

(Address of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Loan and Security Agreement

On December 4, 2015, Vitamin Shoppe, Inc. (the “Company”) filed a Current Report on Form 8-K describing its entry into a Third Amended and Restated Amendment to Amended and Restated Loan Security Agreement, by and among the Company, as a guarantor, and its subsidiaries Vitamin Shoppe Industries Inc., VS Direct Inc., Vitamin Shoppe Mariner, Inc. and Vitamin Shoppe Global, Inc. and JPMorgan Chase Bank, N.A., in its capacity as agent for the lenders thereunder (the “December 2015 Amendment”).

The description of the December 2015 Amendment in our Current Report on Form 8-K filed on December 4, 2015 is incorporated by reference herein and is qualified in its entirety by reference to the full text of the December 2015 Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Convertible Notes Indenture

On December 9, 2015, the Company closed its previously announced offering (the “Offering”) of $143.75 million aggregate principal amount of its 2.25% Convertible Senior Notes due 2020 (the “Notes”), which includes an additional $18.75 million aggregate principal amount of Notes purchased by the initial purchasers in the Offering pursuant to the exercise of such initial purchasers’ option to purchase additional notes to cover over-allotments, granted by the Company (the “Over-Allotment Option”). The Notes were issued pursuant to an indenture, dated as of December 9, 2015 (the “Indenture”) between the Company and Wilmington Trust, National Association (the “Trustee”). The Indenture and the Notes provide, among other things, that the Notes are senior unsecured obligations of the Company. Interest is payable on the Notes on June 1 and December 1 of each year, commencing on June 1, 2016 until their maturity date of December 1, 2020 (the “Maturity Date”). The Company may not redeem the Notes prior to the Maturity Date.

Prior to July 1, 2020, the Notes will be convertible only upon the occurrence of certain events and during certain periods, and thereafter, at any time until the second scheduled trading day immediately preceding the Maturity Date. The Notes will be convertible at an initial conversion rate of 25.1625 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), per $1,000 principal amount of the Notes, which is equivalent to an initial conversion price of approximately $39.74. The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, following certain corporate events that occur prior to the Maturity Date, the Company is required to increase, in certain circumstances, the conversion rate for a holder who elects to convert its Notes in connection with such a corporate event including customary conversion rate adjustments in connection with a “make-whole fundamental change” as defined in the Indenture. Upon conversion, the Company may satisfy its conversion obligation by paying or delivering, as applicable, cash, shares of its Common Stock or a combination of cash and shares of its Common Stock, at its election.

If, at any time during the six-month period beginning on, and including, the date that is six months after the date of issuance of the Notes, the Company fails to timely file any document or report that it is required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as applicable (after giving effect to all applicable grace periods thereunder and other than reports on Form 8-K), or the Notes are not otherwise freely tradable by holders other than affiliates of the Company or holders that were affiliates of the Company at any time during the three months immediately preceding (as a result of restrictions pursuant to U.S. securities laws or the terms of the Indenture or the Notes), the Company will pay additional interest on the Notes. Additional interest will accrue on the Notes at the rate of 0.50% per annum of the principal amount of Notes outstanding for each day during such period for which the Company’s failure to file has occurred and is continuing or the Notes are not otherwise freely tradable by holders other than affiliates of the Company (or holders that have been affiliates of the Company at any time during the three months immediately preceding) without restrictions pursuant to U.S. securities laws or the terms of the Indenture or the Notes. Further, if, and for so long as, the restrictive legend on the Notes has not been removed, the Notes are assigned a restricted CUSIP or the Notes are not otherwise freely tradable by holders other than affiliates of the Company or holders that were affiliates of the Company within the prior three months (without restrictions pursuant to U.S. securities law, the terms of the Indenture or the Notes) as of the 380th day after the date of issuance of the Notes, the Company will pay additional interest on the Notes at a rate equal to 0.50% per annum of the principal amount of Notes outstanding until the restrictive legend on the Notes has been removed, the Notes are assigned an unrestricted CUSIP and are freely tradable by holders other than affiliates of the Company (or holders that were affiliates of the Company at any time during the three months immediately preceding).

The offering of the Notes and any shares of Common Stock issuable upon conversion of the Notes was made only to qualified institutional buyers in reliance on Rule 144A under the Securities Act. Any shares of Common Stock issuable upon conversion of the Notes will be issued pursuant to Section 3(a)(9) of the Securities Act. The Company does not intend to file a shelf registration statement for the resale of the Notes or Common Stock issuable upon conversion of the Convertible Notes, if any.

The Indenture contains customary events of default. In the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, with respect to the Company, any subsidiary of the Company that is a significant subsidiary or any group of subsidiaries of the Company that, taken together, would constitute a significant subsidiary, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default occurs and is continuing, then the Trustee or the holders of at least 30% in principal amount of the then outstanding Notes of may declare the Notes to be due and payable immediately.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Related Call Spread Transactions

On December 4, 2015, the Company filed a Current Report on Form 8-K describing its entry into convertible note hedge and warrant transactions (the “Base Call Spread Transactions”) in connection with the Offering, with each of Bank of America, N.A. and JPMorgan Chase Bank, National Association (the “option counterparties”), affiliates of the initial purchasers in the Offering. The Base Call Spread Transactions were dated December 3, 2015. In connection with the exercise of the Over-Allotment Option, the Company entered into additional convertible note hedge and warrant transactions with each of the option counterparties, dated December 8, 2015 (the “Additional Call Spread Transactions”). The Additional Call Spread Transactions were entered into on the same terms as the Base Call Spread Transactions.

The description of the Base Call Spread Transactions in our Current Report on Form 8-K filed on December 4, 2015 is incorporated by reference herein and, together with the foregoing description of the Additional Call Spread Transactions, is qualified in its entirety by reference to the full text of the Base Call Spread Transactions and Additional Call Spread Transactions, which are filed as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 hereto and are incorporated herein by reference.

Accelerated Share Repurchase Agreement

On December 7, 2015, pursuant to existing stock repurchase authorizations, the Company entered into a capped accelerated share repurchase agreement (the “ASR Contract”) with JP Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch (“JPMorgan”), to repurchase an aggregate of $50 million of the Company’s Common Stock. Under the ASR Contract, the Company will make an initial payment of $50 million to JPMorgan and will receive an initial delivery of 788,146 shares of Common Stock. The exact number of shares the Company will repurchase under the ASR Contract will be based generally upon the average daily volume weighted average price of the Common Stock during the repurchase period, less a discount and subject to a minimum amount of shares of Common Stock. At settlement, under certain circumstances, JPMorgan may be required to deliver additional shares of Common Stock to the Company, or under certain circumstances, the Company may be required either to deliver shares of Common Stock or to make a cash payment to JPMorgan. Final settlement of the transactions under the ASR Contract is expected to occur three months following the date of the ASR Contract, but may be accelerated. The terms of the ASR Contract are subject to adjustment, including, but not limited to, adjustments arising if the Company were to enter into or announce certain types of transactions or to take certain corporate actions. The ASR Contract contains the principal terms and provisions governing the accelerated share repurchases, including, but not limited to, the mechanism used to determine the number of shares that will be delivered, the required timing of delivery of the shares, the circumstances under which JPMorgan is permitted to make adjustments to valuation and calculation periods and various acknowledgements, representations and warranties made by the Company and JPMorgan to one another.

The foregoing description of the ASR Contract is a summary and is qualified in its entirety by the terms of the ASR Contract, a copy of which is filed herewith as Exhibit 10.10.

From time to time, JPMorgan and/or its affiliates has directly and indirectly engaged, and may engage in the future, in investment and/or commercial banking transactions with the Company for which it has received, or may receive, customary compensation, fees and expense reimbursement.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above under the heading “Convertible Notes Indenture” and “Accelerated Share Repurchase Agreement” is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On December 2, 2015, the Company issued a press release announcing the launch of the Offering. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On December 3, 2015, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is being furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

On December 7, 2015, the Company issued a press release announcing its entry into the ASR Contract. A copy of the press release is being furnished as Exhibit 99.3 hereto and is incorporated herein by reference.

On December 9, 2015, the Company issued a press release announcing the closing of the Offering. A copy of the press release is being furnished as Exhibit 99.4 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

4.1	Indenture, dated as of December 9, 2015, by and between Vitamin Shoppe, Inc. and Wilmington Trust, National Association.

10.1	Third Amended and Restated Amendment to Amended and Restated Loan Security Agreement.

10.2	Base Convertible Bond Hedge Confirmation, by and between Vitamin Shoppe, Inc. and Bank of America, N.A., dated December 3, 2015.

10.3	Base Convertible Bond Hedge Confirmation, by and between Vitamin Shoppe, Inc. and J.P. Morgan Chase Bank, National Association, London Branch, dated December 3, 2015.

10.4	Base Warrant Confirmation, by and between Vitamin Shoppe, Inc. and Bank of America, N.A., dated December 3, 2015.

10.5	Base Warrant Confirmation, by and between Vitamin Shoppe, Inc. and J.P. Morgan Chase Bank, National Association, London Branch, dated December 3, 2015.

10.6	Additional Convertible Bond Hedge Confirmation, by and between Vitamin Shoppe, Inc. and Bank of America, N.A., dated December 8, 2015.

10.7	Additional Convertible Bond Hedge Confirmation, by and between Vitamin Shoppe, Inc. and J.P. Morgan Chase Bank, National Association, London Branch, dated December 8, 2015.

10.8	Additional Warrant Confirmation, by and between Vitamin Shoppe, Inc. and Bank of America, N.A., dated December 8, 2015.

10.9	Additional Warrant Confirmation, by and between Vitamin Shoppe, Inc. and J.P. Morgan Chase Bank, National Association, London Branch, dated December 8, 2015.

10.10	Master Confirmation - Capped Accelerated Share Repurchase, dated December 7, 2015, by and among Vitamin Shoppe, Inc. and JP Morgan Securities LLC, as Agent for JPMorgan Chase Bank, National Association, London Branch.

99.1	Launch press release dated December 2, 2015.

99.2	Pricing press release dated December 3, 2015.

99.3	ASR Contract press release dated December 7, 2015.

99.4	Closing press release dated December 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAMIN SHOPPE, INC.

Date: December 10, 2015	By:	/s/ David M. Kastin
		Name:	David M. Kastin
		Title:	Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Document

4.1	Indenture, dated as of December 9, 2015, by and between Vitamin Shoppe, Inc. and Wilmington Trust, National Association.

10.1	Third Amended and Restated Amendment to Amended and Restated Loan Security Agreement.

10.2	Base Convertible Bond Hedge Confirmation, by and between Vitamin Shoppe, Inc. and Bank of America, N.A., dated December 3, 2015.

10.3	Base Convertible Bond Hedge Confirmation, by and between Vitamin Shoppe, Inc. and J.P. Morgan Chase Bank, National Association, London Branch, dated December 3, 2015.

10.4	Base Warrant Confirmation, by and between Vitamin Shoppe, Inc. and Bank of America, N.A., dated December 3, 2015.

10.5	Base Warrant Confirmation, by and between Vitamin Shoppe, Inc. and J.P. Morgan Chase Bank, National Association, London Branch, dated December 3, 2015.

10.6	Additional Convertible Bond Hedge Confirmation, by and between Vitamin Shoppe, Inc. and Bank of America, N.A., dated December 8, 2015.

10.7	Additional Convertible Bond Hedge Confirmation, by and between Vitamin Shoppe, Inc. and J.P. Morgan Chase Bank, National Association, London Branch, dated December 8, 2015.

10.8	Additional Warrant Confirmation, by and between Vitamin Shoppe, Inc. and Bank of America, N.A., dated December 8, 2015.

10.9	Additional Warrant Confirmation, by and between Vitamin Shoppe, Inc. and J.P. Morgan Chase Bank, National Association, London Branch, dated December 8, 2015.

10.10	Master Confirmation - Capped Accelerated Share Repurchase, dated December 7, 2015, by and among Vitamin Shoppe, Inc. and JP Morgan Securities LLC, as Agent for JPMorgan Chase Bank, National Association, London Branch.

99.1	Launch press release dated December 2, 2015.

99.2	Pricing press release dated December 3, 2015.

99.3	ASR Contract press release dated December 7, 2015.

99.4	Closing press release dated December 9, 2015.